SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27207	77-0386311
(Commission File No.)	(IRS Employer identification No.)

945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 212-2700

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On July 26, 2004, Vitria Technology, Inc. issued a press release announcing its results for the three months ended June 30, 2004 entitled “Vitria Announces Second Quarter Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitria Technology, Inc.
Dated: July 26, 2004

	By:	/s/ MICHAEL D. PERRY
Michael D. Perry
Senior Vice President and Chief Financial Officer

3.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated July 26, 2004, entitled “Vitria Announces Second Quarter Results.”